Exhibit 10.4

SIXTH INCREMENTAL ASSUMPTION AGREEMENT

SIXTH INCREMENTAL ASSUMPTION AGREEMENT, dated as of September 26, 2018 (this “Agreement”), by and among DXC Technology Company (as successor to Computer Sciences Corporation), a Nevada corporation (the “Company”), and the incremental lenders party hereto (in such capacity, collectively, the “Incremental Lenders” and each, individually, an “Incremental Lender”) and consented to, with respect to the New Lender (as defined below) only, by the Swing Line Banks party hereto and consented to, with respect to the New Lender only, and accepted by Citibank, N.A., as administrative agent (the “Agent”) for the Lenders party to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Company, each lender from time to time party thereto (the “Lenders”), the Designated Subsidiaries from time to time party thereto and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 11, 2013, as amended by Amendment No. 1 to the Credit Agreement dated as of April 21, 2016, Amendment No. 2 to the Credit Agreement dated as of June 21, 2016 and Waiver and Amendment No. 3 to the Amended and Restated Credit Agreement dated as of February 17, 2017 and as supplemented by Incremental Assumption Agreement dated as of June 15, 2016, Second Incremental Assumption Agreement dated as of July 25, 2016, Third Incremental Assumption Agreement dated as of December 30, 2016, Assumption Agreement and Joinder dated as of April 3, 2017, Fourth Incremental Assumption Agreement dated as of April 3, 2017 and Fifth Incremental Assumption Agreement dated as of September 27, 2017 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Agreement have the same meanings assigned thereto in the Credit Agreement); and

WHEREAS, the Company has, by notice to the Agent delivered pursuant to Section 2.20 of the Credit Agreement, requested incremental commitments (the “Incremental Commitments”) in an aggregate principal amount of $190,000,000.

WHEREAS, on August 21, 2018, the Company has, by notice to the Agent delivered pursuant to Section 2.16 of the Credit Agreement, requested that the Commitment Termination Date be extended for a period of one year from the Commitment Termination Date now in effect (such extension, the “Extension”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Incremental Lenders and the Incremental Commitments. Pursuant to Section 2.20 of the Credit Agreement and subject to the satisfaction or waiver of the conditions to effectiveness of this Agreement set forth in Section 4 of this Agreement:

(a)        Each Incremental Lender severally agrees to provide Incremental Commitments in the principal amount for such Incremental Lender set forth on Schedule A hereto. The aggregate principal amount of the Incremental Commitments being provided by all of the Incremental Lenders pursuant to this Agreement is $190,000,000.

(b)        The Incremental Commitments set forth on Schedule A hereto shall have terms identical to the terms of the Tranche A Commitments outstanding under the Credit Agreement on the

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Effective Date that have a Commitment Termination Date of January 15, 2023 (including, without limitation, with respect to the maturity date, pricing, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents. On and after the Effective Date, each reference to (x) a “Tranche A Commitment” or “Tranche A Commitments” or (y) a “Tranche A Advance” or “Tranche A Advances” in the Credit Agreement or herein shall be deemed to include the Incremental Commitments and any Incremental Advances made in respect of the Incremental Commitments established pursuant to this Agreement and all other related terms will have correlative meanings.

(c)        Each Incremental Lender hereby notifies the Company and the Agent of its willingness extend the Commitment Termination Date with respect to its Incremental Commitment for a period of one year and such Commitment Termination Date with respect to its Incremental Commitment will be extended on the date of the effectiveness of the Extension as provided in Section 2.16 of the Credit Agreement.

(d)        Each of the parties hereto hereby agrees that the Agent may take any and all action as may be reasonably necessary, including the effecting of notional assignments between the Incremental Lenders and the other Tranche A Lenders of outstanding Tranche A Advances to ensure that, after giving effect to this Agreement, all Incremental Advances, when originally made, are included in each Borrowing of outstanding Advances under the Tranche A Facility on a pro rata basis.

SECTION 2.    Amendment to the Credit Agreement.

(a)        From and after the Effective Date, Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I hereto.

SECTION 3.    Representations and Warranties. By its execution of this Agreement, the Company hereby represents and warrants to the Incremental Lenders that:

(a)        the representations and warranties set forth in Article IV of the Credit Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the Effective Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case it was correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date; and

(b)        on and as of the Effective Date, no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the effectiveness of the Incremental Commitments.

SECTION 4.    Conditions of Effectiveness of the Incremental Commitments. This Agreement shall become effective on the date (the “Effective Date”) when (unless otherwise agreed among the Incremental Lenders and the Company, and consented to by the Agent (such consent not to be unreasonably withheld or delayed)) the Agent shall have received:

(a)        an executed counterpart of this Agreement from the Company, the Agent, each Swing Line Bank and each Incremental Lender;

(b)        copies of the resolutions of the Board of Directors of the Company, approving this Agreement, certified as of the Effective Date by the Secretary or an Assistant Secretary of the Company;

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(c)        a favorable opinion of William L. Deckelman, Jr., Esq., General Counsel of the Company, dated as of the Effective Date;

(d)        a certificate of an authorized officer of the Company, dated the Effective Date, stating that the representations and warranties of the Company contained in Section 3 of this Agreement are correct;

(e)        a notice from the Company requesting the Incremental Commitments and satisfying the requirements set forth in Section 2.20(a) of the Credit Agreement; and

(f)        upon the request of any Incremental Lender, in the case of any Borrower that qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a duly executed and completed certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 in relation to such Borrower.

SECTION 5.    Acknowledgment of New Lender. Bayerische Landesbank, New York Branch (the “New Lender”) (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be a Lender under Section 9.07(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.07(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Commitments, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Incremental Commitments and either it, or the Person exercising discretion in making its decision to provide its Incremental Commitments, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received, or has been accorded the opportunity to receive, copies of the most recent financial statements delivered pursuant to Section 5.01(b) thereof and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Incremental Commitments and (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide its Incremental Commitments; and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 6.    Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)        On and after the Effective Date, each reference in the Credit Agreement to (i) “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement and (ii) each Incremental Lender (x) shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (y) shall have a “Tranche A Commitment” under the Credit Agreement.

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(b)        The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d)        On and after the Effective Date, this Agreement is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.

SECTION 7.    Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 8.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 10.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

DXC TECHNOLOGY COMPANY, as the Company

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Senior Vice President, Finance and Corporate Development

[Signature Page to DXC Sixth Incremental Assumption Agreement]

KBC BANK N.V., as an Incremental Lender

By:	/s/ Francis X. Payne
Name: Francis X. Payne
Title: Managing Director

By:	/s/ Jana Sevcikova
Name: Jana Sevcikova
Title: Director, Corporate Banking, Central European Desk

FIFTH THIRD BANK, as an Incremental Lender

By:	/s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as the Incremental Lender

By:	/s/ Varbin Staykoff
Name: Varbin Staykoff
Title: Senior Director

By:	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

[Signature Page to DXC Sixth Incremental Assumption Agreement]

Consented to (with respect to the New Lender only) and accepted by:

CITIBANK, N.A., as Agent and a Swing Line Bank

By:	/s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

[Signature Page to DXC Sixth Incremental Assumption Agreement]

Consented to (with respect to the New Lender only) by:

BANK OF AMERICA, N.A., as a Swing Line Bank

By:	/s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

Lloyds Bank Corporate Markets plc, as a Swing Line Bank

By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager, Transaction Execution

By:	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager, Transaction Execution

MUFG BANK, LTD. (FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Swing Line Bank

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to DXC Sixth Incremental Assumption Agreement]

ROYAL BANK OF CANADA., as a Swing Line Bank

By:	/s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

MIZUHO BANK, LTD., as a Swing Line Bank

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Swing Line Bank

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[Signature Page to DXC Sixth Incremental Assumption Agreement]

SCHEDULE A

INCREMENTAL COMMITMENTS

Name of Incremental Lender	Incremental Commitments
KBC Bank N.V.	US$60,000,000.00
Fifth Third Bank	US$60,000,000.00
Bayerische Landesbank, New York Branch	US$70,000,000.00
Total	US$190,000,000.00

Schedule I

LENDERS’ COMMITMENTS

Lender	Tranche A Commitment	Tranche B Commitment	Swing Line Commitment
Citibank, N.A.	US$210,000,000.00	US$55,000,000.00	US$200,000,000.00
Bank of America, N.A.	US$210,000,000.00	US$55,000,000.00	US$100,000,000.00
Lloyds Bank Corporate Markets plc	US$245,000,000.00	US$20,000,000.00	US$100,000,000.00
Mizuho Bank, Ltd.	US$218,333,333.34	US$46,666,666.66	US$100,000,000.00
MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	US$210,000,000.00	US$55,000,000.00	US$100,000,000.00
Royal Bank of Canada	US$265,000,000.00		US$100,000,000.00
Barclays Bank PLC	US$140,000,000.00	US$35,000,000.00
Commerzbank AG, New York Branch	US$155,000,000.00	US$20,000,000.00
PNC Bank, National Association	US$160,000,000.00	US$15,000,000.00
Sumitomo Mitsui Banking Corporation	US$175,000,000.00
The Royal Bank of Scotland plc	US$158,666,666.66	US$16,333,333.34
The Bank of Nova Scotia	US$140,000,000.00
Danske Bank A/S	US$125,000,000.00
Goldman Sachs Bank USA	US$125,000,000.00
JPMorgan Chase Bank, N.A.	US$98,000,000.00	US$27,000,000.00	US$100,000,000.00
TD Bank, N.A.	US$125,000,000.00
Wells Fargo Bank, National Association	US$90,000,000.00	US$35,000,000.00
Bayerische Landesbank, New York Branch	US$70,000,000.00
BNP Paribas	US$70,000,000.00
Commonwealth Bank of Australia		US$70,000,000.00
DBS Bank Ltd.		US$70,000,000.00
Fifth Third Bank	US$70,000,000.00
ING Bank N.V., Dublin Branch	US$70,000,000.00
KBC Bank N.V.	US$70,000,000.00
Standard Chartered Bank	US$55,000,000.00	US$15,000,000.00
The Bank of New York Mellon	US$70,000,000.00
U.S. Bank, National Association	US$70,000,000.00
Capital One	US$35,000,000.00
Scotiabank Europe plc		US$35,000,000.00
Total Commitments:	US$3,430,000,000.00	US$570,000,000.00	US$800,000,000.00